FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 13, 1998


                          BROADBAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


0-21766                                                             56-1615990
(Commission File Number)                     (IRS Employer Identification No.)


4024 Stirrup Creek Drive
P.O. Box 13737
Durham, North Carolina                                              27709-3737
(Address of principal executive offices)                            (Zip Code)


                                (919) 544-0015
             (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

               The Exhibit Index appears on Page 3 of this report.


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Item 5.  Other Events.

      On November 13, 1998, the Registrant issued a press release that discloses that on November 12, 1998 NASDAQ granted the Registrant an extension to achieve listing requirements. The Registrant received notification nearly three weeks after executives, with the assistance of CIBC Oppenheimer, the company's financial advisor, presented a financial restructuring plan to Nasdaq Listing Qualifications panel. A copy of the press release is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

      Statements contained in this Current Report which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, those relating to the Registrant's ability to achieve and maintain continued listing on the NASDAQ National Market. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the anticipated results. These risks and uncertainties include the possible failure to develop and implement the Registrant's plan within the time period afforded by NASDAQ to achieve compliance and to maintain continued listing on the NASDAQ National Market and other factors as may be identified from time to time in the Registrant's filings with the Securities and Exchange Commission or in the Registrant's press releases.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

Exhibit No.       Exhibit
-----------       -------

99.1              Press Release of the Registrant, dated November 13, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    BROADBAND TECHNOLOGIES, INC.


                                    By: /s/ David Orr
                                        ----------------------------
                                    Name: President

Dated: November 17, 1998

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                                  EXHIBIT INDEX

Exhibit No.       Description                                     Page No.
-----------       -----------                                     --------

99.1              Press Release of the Registrant, dated
                  November 13, 1998.                                   4


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